Financial Instruments	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments	FINANCIAL INSTRUMENTS
Fair Value
Accounting guidance on fair value measurements specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical instruments in active markets.

•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.

•	Level 3 — Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.
This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The Company determines the fair value of structured liabilities (where performance is linked to structured interest rates, inflation or currency risks) using the London Interbank Offer Rate (“LIBOR”) swap curve and forward interest and exchange rates at period end. Such instruments are classified as Level 2 based on the observability of significant inputs to the model. The Company does not have any instruments classified as Level 3, other than those included in pension asset trusts included in Note 16. These valuations take into consideration the Company's credit risk and its counterparties’ credit risk.
The carrying value and the estimated fair values of financial instruments at December 31 consisted of the following:

	2019		2018
(DOLLARS IN THOUSANDS)	Carrying Value	Fair Value	Carrying Value	Fair Value
LEVEL 1
Cash and cash equivalents(1)	$606,823	$606,823	$634,897	$634,897
LEVEL 2
Credit facilities and bank overdrafts(2)	3,131	3,131	4,695	4,695
Derivatives
Derivative assets(3)	3,575	3,575	7,229	7,229
Derivative liabilities(3)	7,415	7,415	6,907	6,907
Long-term debt:(4)
2020 Notes	299,381	302,700	298,499	300,356
2021 Euro Notes	334,561	338,244	337,704	341,094
2023 Notes	299,004	305,580	298,698	293,017
2024 Euro Notes	558,124	586,825	564,034	584,129
2026 Euro Notes	890,183	945,306	899,886	909,439
2028 Notes	396,688	441,500	396,377	401,231
2047 Notes	493,571	526,106	493,151	446,725
2048 Notes	785,996	919,040	785,788	783,925
Term Loan(2)	239,621	240,000	349,163	350,000
Amortizing Notes(5)	82,079	84,430	125,007	127,879

_______________________

(1)	The carrying amount of cash and cash equivalents approximates fair value due to the short maturity of those instruments.

(2)	The carrying amount approximates fair value as the interest rate is reset frequently based on current market rates as well as the short maturity of those instruments.

(3)	The carrying amount approximates fair value as the instruments are marked-to-market and held at fair value on the balance sheet.

(4)	The fair value of the Company's long-term debt was calculated using discounted cash flows applying current interest rates and current credit spreads based on its own credit risk.

(5)
The fair value of the Amortizing Notes of the TEUs is based on the most recently quoted price for the outstanding securities, adjusted for any known significant deviation in value. The estimated fair value of these long-term obligations is not necessarily indicative of the amount that would be realized in a current market exchange. See Note 8 for additional information on the TEUs.

Derivatives
Forward Currency Forward Contracts
The Company periodically enters into foreign currency forward contracts with the objective of reducing exposure to cash flow volatility associated with its intercompany loans, foreign currency receivables and payables and anticipated purchases of certain raw materials used in operations. These contracts generally involve the exchange of one currency for a second currency at a future date, have maturities not exceeding twelve months and are with counterparties which are major international financial institutions.
Cash Flow Hedges
During the year ended December 31, 2017, the Company entered into several forward currency contracts which qualified as cash flow hedges. The objective of these hedges is to protect against the currency risk associated with forecasted U.S. dollar ("USD") denominated raw material purchases made by Euro ("EUR") functional currency entities which result from changes in the EUR/USD exchange rate. The effective portions of cash flow hedges are recorded in OCI as a component of Gains/(Losses) on derivatives qualifying as hedges in the accompanying Consolidated Statement of Income and Comprehensive Income. Realized gains/(losses) in AOCI related to cash flow hedges of raw material purchases are recognized as a component of Cost of goods sold in the accompanying Consolidated Statement of Income and Comprehensive Income in the same period as the related costs are recognized.
Hedges Related to Issuances of Debt
Subsequent to the issuance of the 2021 Euro Notes and 2026 Euro Notes during the third quarter of 2018, the Company designated the debt as a hedge of a portion of its net European investments. Accordingly, the change in the value of the debt that is attributable to foreign exchange movements is recorded in OCI as a component of foreign currency translation adjustments in the accompanying Consolidated Statement of Income and Comprehensive Income.
Subsequent to the issuance of the 2024 Euro Notes during the first quarter of 2016, the Company designated the debt as a hedge of a portion of its net European investments. Accordingly, the change in the value of the debt that is attributable to foreign exchange movements is recorded in OCI as a component of foreign currency translation adjustments in the accompanying Consolidated Statement of Income and Comprehensive Income.
During the first quarter of 2016, the Company entered into and terminated two Euro interest rate swap agreements to hedge the anticipated issuance of fixed-rate debt. These swaps were designated as cash flow hedges. The effective portions of cash flow hedges are recorded in OCI as a component of Losses on derivatives qualifying as hedges in the accompanying Consolidated Statement of Income and Comprehensive Income. The Company incurred a loss of €2.9 million ($3.2 million) due to the termination of these swaps. The loss is being amortized as interest expense over the life of the 2024 Euro Notes as discussed in Note 9.
During the fourth quarter of 2016 and the first quarter of 2017, the Company entered into interest rate swap agreements to hedge the anticipated issuance of fixed-rate debt, which are designated as cash flow hedges. The various hedge instruments were settled upon issuance of the debt on May 18, 2017 and resulted in a loss of approximately $5.3 million. As discussed in Note 9, the loss is being amortized as interest expense over the life of the 2047 Notes.
Frutarom Acquisition Related Hedges
In the second quarter of 2018, the Company entered into a foreign currency contract and two interest rate swap agreements (collectively, the "Deal Contingent Swaps"), which were contingent upon the closing of the Frutarom acquisition, for a total notional amount of $1.9 billion. In the third quarter of 2018, the Company completed the offering and sale of the 2018 Senior Unsecured Notes (see Note 9 for additional information) and settled the Deal Contingent Swaps. The Company received $12.2 million for the foreign currency contract and $0.4 million for the two interest rate swap agreements which is included in Other income, net and Interest Expense, respectively, in the accompanying Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2018.
Cross Currency Swaps
In the fourth quarter of 2018, the Company entered into certain cross currency swaps which qualified as net investment hedges in order to mitigate a portion of its net European investments from foreign currency risk. As of December 31, 2018, these swaps were in a net asset position with an aggregate fair value of $1.1 million. Changes in fair value related to cross currency swaps were recorded in OCI.
During the third quarter of 2019, the Company entered into a transaction to unwind the four cross currency swaps designated as net investment hedges issued in the fourth quarter of 2018 and received proceeds of $33.6 million, including $7.7 of interest income. The gain arising from the termination of the swaps has been included as a component of Accumulated other comprehensive loss. Following the termination of the existing swaps, the Company entered into four new EUR/USD cross currency swaps that mature through May 2023 covering the same notional amounts of debt. The new swaps qualified as net investment hedges in order to mitigate a portion of the Company's net European investments from foreign currency risk. As of December 31, 2019, these swaps were in a net liability position with an aggregate fair value of $4.2 million which was classified as other current liabilities. Changes in fair value related to cross currency swaps are recorded in OCI.
The following table shows the notional amount of the Company’s derivative instruments outstanding as of December 31, 2019 and December 31, 2018:

	December 31,
(DOLLARS IN THOUSANDS)	2019	2018
Foreign currency contracts	$473,600	$585,581
Cross currency swaps	600,000	600,000

The following tables show the Company’s derivative instruments measured at fair value (Level 2 of the fair value hierarchy) as reflected in the Consolidated Balance Sheet as of December 31, 2019 and December 31, 2018:

	December 31, 2019
(DOLLARS IN THOUSANDS)	Fair Value of Derivatives Designated as Hedging Instruments	Fair Value of Derivatives Not Designated as Hedging Instruments	Total Fair Value
Derivative assets(a)
Foreign currency contracts	$1,310	$2,265	$3,575
Derivative liabilities(b)
Foreign currency contracts	797	2,431	3,228
Cross currency swaps	4,187	—	4,187
Total derivative liabilities	$4,984	$2,431	$7,415

	December 31, 2018
(DOLLARS IN THOUSANDS)	Fair Value of Derivatives Designated as Hedging Instruments	Fair Value of Derivatives Not Designated as Hedging Instruments	Total Fair Value
Derivative assets(a)
Foreign currency contracts	$4,122	$2,020	$6,142
Cross currency swaps	1,087	—	1,087
Total derivative assets	5,209	2,020	7,229
Derivative liabilities(b)
Foreign currency contracts	$205	$6,702	$6,907
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(a)	Derivative assets are recorded to Prepaid expenses and other current assets in the Consolidated Balance Sheet.

(b)	Derivative liabilities are recorded as Other current liabilities in the Consolidated Balance Sheet.
The following table shows the effect of the Company’s derivative instruments which were not designated as hedging instruments in the Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2019 and December 31, 2018:

(DOLLARS IN THOUSANDS)	Amount of Gain (Loss) For the year ended December 31,		Location of Gain (Loss) Recognized in Income on Derivative
	2019	2018
Foreign currency contracts	$557	$1,999	Other (income) expense, net
Deal contingent swaps
Foreign currency contracts	—	12,154	Other income, net
Interest rate swaps	—	352	Interest expense
	$557	$14,505

These net gains (losses) mostly offset any recognized gains (losses) arising from the revaluation of the related intercompany loans during the same respective periods.
The following table shows the effect of the Company’s derivative instruments designated as cash flow and net investment hedging instruments, net of tax, in the Consolidated Statement of Income and Comprehensive Income for the years ended December 31, 2019 and December 31, 2018 (in thousands):

(DOLLARS IN THOUSANDS)	Amount of Gain (Loss) Recognized in OCI on Derivative (Effective Portion)		Location of Gain (Loss) Reclassified from AOCI into Income (Effective Portion)	Amount of Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
	For the years ended December 31,			For the years ended December 31,
	2019	2018		2019	2018
Derivatives in Cash Flow Hedging Relationships:
Foreign currency contracts	$(3,535)	$14,220	Cost of goods sold	$8,504	$(6,203)
Interest rate swaps (1)	857	864	Interest expense	(857)	(864)
Derivatives or debt instruments in Net Investment Hedging Relationships:
Foreign currency contracts	—	(518)	N/A	—	—
2024 Euro Notes	5,440	20,539	N/A	—	—
2021 Euro Notes & 2026 Euro Notes	11,969	30,390	N/A	—	—
Total	$14,731	$65,495		$7,647	$(7,067)
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(1)	Interest rate swaps were entered into as pre-issuance hedges for the Company's bond offerings.
The ineffective portion of the above noted cash flow hedges and net investment hedges was not material for the years ended December 31, 2019 and 2018.
The Company expects approximately $4.7 million (net of tax), of derivative gains included in AOCI at December 31, 2019, based on current market rates, will be reclassified into earnings within the next twelve months. The majority of this amount will vary due to fluctuations in foreign currency exchange rates.